SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     July 15, 2003

RESOURCES CONNECTION, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-32113	33-0832424

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

695 Town Center Drive, Suite 600, Costa Mesa, California     92626

(Address of principal executive offices)                         (Zip Code)

Registrant’s telephone number, including area code        (714) 430-6400

Not Applicable

(Former name or former address, if changed since last report.)

ITEM 7.    EXHIBITS

Reference is made to the Exhibit Index annexed hereto and made a part hereof.

ITEM 9.    REGULATION FD DISCLOSURE

The information furnished under this “Item 9. Regulation FD Disclosure” is intended to be furnished under “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216.

On July 15, 2003, Resources Connection, Inc. issued a press release announcing its financial results for the quarterly and annual periods ended May 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 15, 2003

RESOURCES CONNECTION, INC.

By:	/s/ DONALD B. MURRAY

Donald B. Murray Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Name of Item

99.1	Press Release issued on July 15, 2003